ADOPTIVE T-CELL THERAPY FOR ACUTE LEUKEMIA TARGETING MULTIPLE TUMOR ASSOCIATED ANTIGENS

Naik S, Lulla P, Tzannou I, Velasquez M, Vera JF, Gee AG, Liu H, Krance R, Brenner MK, Rooney CM, Heslop HE, Gottschalk S, Leen AM.
Center for Cell and Gene Therapy, Texas Children's Hospital, Baylor College of Medicine, Houston, Texas.

BACKGROUND

•Leukemic relapse remains the major cause of treatment failure in hematopoietic stem cell transplant (HSCT) recipients

•Donor lymphocyte infusions (DLIs) are not always effective and are associated with the risk of life-threatening graft-versus-host disease (GVHD)

•The adoptive transfer of T cells, genetically modified to express CD19-specific chimeric antigen receptors (CARs), has shown potent anti-leukemia activity in HSCT recipients with recurrent disease.

•However, CD19-CAR T cells carry the inherent risk of immune escape since a single antigen is targeted, and is limited to malignancies of B-cell lineage

•To overcome these limitations, we now propose to target multiple tumor associated antigens (multiTAAs) expressed in B- and T-cell ALL with donor-derived, multiTAA-specific T cells.

DESIGN AND METHODS

Choosing optimal TAA

•We choose the following tumor associated antigens that are over expressed on the surface of leukemic cells

TAA	Function	Expression in leukemia
WT1	Zn finger transcription factor	ALL : 70-90%
Survivin	Inhibitor of apoptosis	ALL : 65-70%
PRAME	Repressor of retinoic acid receptor function	ALL : 40-45%

Generating multi TAA specific T-cells


WT1, Survivin, Prame
PBMC
Pepmix loaded DC
Cytokine cocktail
Pepmix loaded DC
Cytokine cocktail
Initiation
Expansion
7 days
16 days
23 days

Fig 1. Dendritic cells loaded with pepmixes are used as APCs. In the presence of a Th1-polarizing/pro-proliferative cytokine cocktail T-cells are repeatedly stimulated to activate multi TAA specific T-cells.

CLINICAL TRANSLATION

Study outline

•Designed a Phase 1 study for patients with high-risk ALL who undergo allogeneic HSCT.

•Donor-derived mTAA specific T-cells are infused after day +30 following allogeneic HSCT in 3 escalating dose levels : 1) DL1 : $5x10^6$ cells/m^2 2) DL2 : $1x10^7$ cells/m^2 3) DL3 : $2x10^7$ cells/m^2

•Eligible patients can receive up to 6 mTAA specific T-cell infusions, 4-6 weeks apart

•There are 2 groups on study : 1) Group A : As Adjuvant therapy for patients in remission and 2) Group B : Patients with relapsed disease after transplant

Preliminary data

To date, we have enrolled 14 patients and infused 10 patients with ALL with multiTAA specific T-cell lines on Group A

ID	Age/G	Disease	Prior Treatments	Dose level
1	5/F	Ph+ ALL	Induction chemo → Primary induction failure → MRD SCT	1
2	18/F	HR- ALL	Completed therapy for HR- ALL → Relapse → MRD SCT	1
3	18/F	Ph+ ALL	Completed therapy for HR- ALL → Relapse → MRDSCT→ Relapse → Chemo→ CD34+ top -off	1
4	41/M	HR- ALL	HyperCVAD + Ofatumumab x 5 cycles →MRD SCT	1
5	8/M	Ph+ ALL	Completed therapy for HR- ALL → Relapse → MRD SCT	1
6	48/F	HR- ALL	Induction chemo → Primary induction failure → MRD SCT	2
9	12/F	T-cell ALL	Completed therapy for T- ALL → Relapse → MRD SCT	2
10	18/M	HR-ALL	Induction chemo → Primary induction failure → MRD SCT	2
11	12/F	MPAL	Induction chemotherapy → MRD SCT	3
12	16/M	Ph+ ALL	Relapsed on therapy for HR- ALL → MRD SCT	3

Characterization of Multi TAA specific T-cells

Phenotype



Fig 2. Donor-derived multi TAA specific T cell lines are predominantly comprised of T-cells and have polyclonal repertoire as assessed by Flow Cytometry

Specificity


SFC/2x10⁵
Prame
Survivin
WT1

Fig 3 Donor-derived multi TAA specific T cell lines (n= 11) show antigen specificity as assessed by Elispot assay.

Clinical outcome

- All infusions were well tolerated without any adverse events
- To date, infused patients have not experienced any Dose Limiting Toxicities, Graft-versus-Host disease or CRS

ID	Age/G	Disease	Dose level	Outcome
1	5/F	Ph+ ALL	1	*Not evaluable**
2	18/F	HR- ALL	1	CR with mixed chimerism for 6 months→ Relapse
3	18/F	Ph+ ALL	1	Remains in CR (16 months)
4	41/M	HR- ALL	1	Remains in CR (22.4 months)
5	8/M	Ph+ ALL	1	Remains in CR (9 months)
6	48/F	HR- ALL	2	*Not evaluable**
9	12/F	T-cell ALL	2	Remains in CR (11 month)
10	18/M	HR-ALL	2	Remains in CR (9 months)
11	12/F	MPAL	3	Remains in CR - recent infusion
12	16/M	Ph+ ALL	3	Remains in CR – recent infusion

*Two patients not evaluable per protocol as they received > 0.5mg/kg of steroids within 4 weeks of infusion and were replaced for dose escalation : 1) Pt 1 : Stress dose steroids for sepsis 2) Pt 6 : Steroids for transaminitis (GVHD ruled out later)

Correlative studies


Pt 3 - CR
Pt 4 - CR
Pt 5 - CR
Pt 2 - Relapse

Fig 4. Elispot assays show evidence of expansion of multi-TAA specific T-cell expansion by week 4 post-infusion in all patients that remained in CR. The one patient who relapse had no evidence of multiTAA expansion, despite 3 additional infusions


Pt 3
Target Antigens
Antigen spreading

Fig 5. In-vivo antigen cascade. Elispot assays show evidence of antigen spreading, probably contributing to tumor control.

CONCLUSIONS

- Safe to date and feasible for both B-cell and T-cell ALL
- In-vivo expansion of tumor-antigen associated T-cells directed to target antigens and evidence of antigen spreading which may contribute to disease control.
- Adoptive transfer of multi TAA-specific T cells may present a promising addition to current immunotherapeutic approaches for prophylaxis for leukemic relapse in HSCT recipients.